UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2010

COLONY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34456	27-0419483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2450 Broadway, 6th Floor Santa Monica, CA	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Results of 2010 Annual Meeting of Stockholders

On May 27, 2010, Colony Financial, Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders. A total of 11,903,324 (81.36%) of the Company’s issued and outstanding shares of common stock held of record on April 7, 2010 were present either in person or by proxy. The information below is a summary of the voting results with respect to the only proposal voted upon at the meeting.

Election of Directors

The following persons comprising the entire previous board of directors of the Company were duly elected as directors of the Company until the 2011 Annual Meeting of Stockholders or until their successors are duly elected and qualified: Thomas J. Barrack, Jr., Richard B. Saltzman, George G. C. Parker, John A. Somers, III, and John L. Steffens. The table below sets forth the voting results for each director nominee:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas J. Barrack, Jr.	11,769,551	133,773	2,727,676
Richard B. Saltzman	11,803,434	99,890	2,727,676
George G. C. Parker	10,967,485	935,839	2,727,676
John A. Somers	11,000,365	902,959	2,727,676
John L. Steffens	11,000,565	902,759	2,727,676

Item 7.01.	Regulation FD Disclosure.

Richard Saltzman, the Company’s Chief Executive Officer, will present at the Keefe, Bruyette & Woods 2010 Diversified Financials Conference (the “Conference”) at 10:20 a.m. PT / 1:20 p.m. ET on June 3, 2010, at The St. Regis Hotel, New York. The Company previously disclosed on a Form 8-K furnished to the Securities and Exchange Commission (the “SEC”) on May 3, 2010 that the presentation would begin at 12:35 p.m. PT / 3:35 p.m. ET. The presentation will be webcast live and archived for 30 days in the Investor Relations section of the Company’s website at www.colonyfinancial.com.

Mr. Saltzman and Darren Tangen, the Company’s Chief Financial Officer also will present at REITWeek 2010: NAREIT’s Investor Forum® at 3:45 p.m. CT on June 9, 2010, at the Hilton Chicago. The presentation will be webcast live and archived for 90 days in the Investor Relations section of the Company’s website.

A copy of the presentation materials to be used by Mr. Saltzman at the upcoming conferences is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure. These materials will also be available on the Investor Relations section of the Company’s website. The attached copy of Mr. Saltzman’s presentation materials updates and supersedes the presentation materials that were furnished as Exhibit 99.1 to the Form 8-K furnished to the SEC on May 3, 2010.

In accordance with general instruction B.2 to Form 8-K, the information contained in this Current Report, including Exhibit 99.1 attached hereto, is being “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Presentation materials of Richard Saltzman and Darren Tangen.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2010	COLONY FINANCIAL, INC.

	By:	/s/ DARREN J. TANGEN
Darren J. Tangen
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation materials of Richard Saltzman and Darren Tangen.

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